EXHIBIT 99.1

                        MORTGAGE LOAN PURCHASE AGREEMENT


            This Mortgage Loan Purchase Agreement, dated as of May 11, 2002 (the "Agreement"), is entered into between Wachovia Bank, National Association (the "Seller") and Wachovia Commercial Mortgage Securities, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of the Cut-Off Date, among the Purchaser as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), Lennar Partners, Inc., as special servicer (in such capacity, the "Special Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.  Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $427,030,979 (the "Wachovia Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Wachovia Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $950,042,448 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on May 23, 2002 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the
Mortgage Loans shall be equal to (A) (i)       % of the Wachovia Mortgage Loan
Balance as of the Cut-Off Date, plus (ii) $1,928,880, which amount represents the amount of interest accrued on the Wachovia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date, less (B) the principal amounts or percentage interests of the Certificates set forth on Exhibit B attached hereto (collectively, the "Retained Certificates").

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2.  Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2002-C1 or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2002-C1, or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above), in favor of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2002-C1, or in blank;

            (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2002-C1, as assignee, or in blank;

            (ix) an original or copy of (a) any Ground Lease or (b) any guaranty, ground lessor estoppel or environmental insurance policy;

            (x) any intercreditor agreement relating to permitted debt of the Mortgagor;

            (xi) copies of any loan agreement, escrow agreement, security agreement or letter of credit relating to a Mortgage Loan;

            (xii) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Co-Lender Agreement; provided that a copy of each mortgage note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided; and

            (xiii) with respect to the ED Loan, the original or a copy of the ED Loan REMIC Declaration.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. The Seller shall reimburse the Trustee for all reasonable costs and expenses incurred for recording any documents described in Section 2(c)(iv)(c).

            (e) All documents and records (except attorney-client privileged communications and internal correspondence and credit analysis of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3.  Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

               (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

               (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

               (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I and Schedule II hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan.

            (c) If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting therefrom or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided; further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease or any letter of credit) shall be considered to materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations. A Document Defect or Breach as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each a "Crossed Loan") that materially and adversely affects the value of such other Mortgage Loans, and is not cured as provided for above, shall require the repurchase or substitution of all such cross-collateralized and cross-defaulted Mortgage Loans which are materially and adversely affected by such Document Defect or Breach; provided, that if any Crossed Loan is not so repurchased or substituted, then such Crossed Loan shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan is held in the Trust Fund; provided, further, that the borrower under such Mortgage Loan is an intended third party beneficiary of this provision, which shall not be modified without such borrower's consent. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in clause 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the immediately preceding paragraph,
(ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). With respect to any Crossed Loan, to the extent that the Seller repurchases or substitutes for an affected Crossed Loan in the manner prescribed above while the Purchaser continues to hold any related Crossed Loans, the Seller and the Purchaser agree to modify upon such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Crossed Loan repurchased or substituted by the Seller, on the one hand, and any related Crossed Loans still held by the Purchaser, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided, that the Seller shall have furnished to the Purchaser, at its expense, with an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event; provided, further, that if such Opinion of Counsel cannot be furnished, the Seller and the Purchaser hereby agree that such repurchase or substitution of only the affected Cross Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any expenses incurred by the Purchaser in connection with such modification (including but not limited to reasonable attorney fees) shall be paid by the Seller. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents. All other terms of the Mortgage Loans shall remain in full force and effect without any modification thereof.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

            (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's Articles of Incorporation or Bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) A letter from the independent accounting firm of KPMG LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that (i) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Prospectus Supplement (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement: "Summary of the Prospectus Supplement--The Parties--The Mortgage Loan Sellers," "Summary of the Prospectus Supplement--The Mortgage Loans," "Risk Factors--The Mortgage Loans," and "Description of the Mortgage Pool--General," "--Mortgage Loan History," "--Certain Terms and Conditions of the Mortgage Loans," "-- Assessments of Property Condition," "--AB Mortgage Loans", "--Additional Mortgage Loan Information," "--Ten Largest Mortgage Loans," "--The Mortgage Loan Sellers," "--Underwriting Standards," and "--Representations and Warranties; Repurchases and Substitutions." The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and the first and second full paragraphs on page "iii" of the Memorandum.

            (e) The resolutions of the requisite committee of the Seller's board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and a certificate of good standing of the Seller issued by the Comptroller of the Currency not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7.  Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, their respective officers and directors, and each person, if any, who controls the Purchaser or any Underwriter within the meaning of either
Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials and ABS Term Sheets forwarded by the Seller to the Initial Purchasers (the items in (A) and (B) being defined as the "Disclosure Material"), or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon an untrue statement or omission occurring in, or with respect to, the Disclosure Material, with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement including without limitation Annex A thereto, the Memorandum, the Diskette, any Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, the Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth (Y) in the Specified Portions of each of the Prospectus Supplement and the Memorandum and (Z) on Annex A to the Prospectus Supplement and, to the extent consistent therewith, on the Diskette, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, the Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, the Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related obligors on the Mortgage Loans or the related Mortgaged Properties furnished to the Purchaser or the Underwriters by the Seller; provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. The information described in clauses (I) through (IV) above is collectively referred to as the "Seller Information". The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity will be in addition to any liability which the Seller may otherwise have.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-83930 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated May 1, 2002, as supplemented by the prospectus supplement dated May 14, 2002 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated May 14, 2002 relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D and Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder letters, the "No-Action Letters"); "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters dated May 1, 2002 and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser).

            (c) Promptly after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 7 (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this
Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the Underwriters, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, any of their respective directors or officers, or any person controlling the Purchaser or the Underwriters, and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Wachovia Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS Term Sheets, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to such Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the final form of the Memorandum and the preliminary and final forms of the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 21. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER
                                       ------

                                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                       By: /s/ Alan Kronovet
                                          ---------------------------------
                                          Name:  Alan Kronovet
                                          Title: Vice President


                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina, 28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161


                                       PURCHASER
                                       ---------

                                       WACHOVIA COMMERCIAL MORTGAGE
                                         SECURITIES, INC.


                                       By: /s/ William J. Cohane
                                          ---------------------------------
                                          Name:  William J. Cohane
                                          Title: Vice President

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES


1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder by the Mortgagee.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan is legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to cross-collateralized and cross-defaulted Mortgage Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivorship, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. To the Seller's actual knowledge as of the Cut-Off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable Mortgage Loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and to the Seller's actual knowledge as of the Cut-Off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan after all advances of principal (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

13. As of the date of its origination, all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the initial principal balance of the Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and, except if such Mortgaged Property is operated as a mobile home park, is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months), all of which was in full force and effect with respect to each related Mortgaged Property; and, as of the Cut-Off Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; all premiums due and payable through the Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders.

      The insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

14. (A) Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent institutional lenders, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs (10),
      (15), (19) and (21) of this Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

18. Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The Mortgage Loan documents with respect to each Defeasance Loan do not allow such Defeasance Loan to be defeased prior to two years after the Startup Date.

19. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the borrower has covenanted in the Mortgage Loan documents to perform such work), (ii) the related borrower or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the borrower has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity.

21. At the time of origination and, to the actual knowledge of Seller as of the Cut-Off Date, no Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

22. Each Mortgage Loan is a whole loan (except with respect to the AB Mortgage Loans) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers and transfers of less than a controlling interest in a mortgagor, or a substitution or release of collateral within the parameters of paragraph (26) below), or
      (b) the related Mortgaged Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) U.S. Treasury obligations sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, or (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

27. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or based upon other due diligence considered reasonable by prudent commercial conduit mortgage lenders in the area where the applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the Cut-Off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (ii) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. Except as provided below, with respect to at least 95% of such Seller's Mortgage Loans (by balance) having a Cut-Off Date Balance in excess of 1% of the Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except as provided below, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5), the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations
      Section 1.860G-1(b)(2).

43. Except as provided below, if such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date, (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note and (3) only to facilitate the disposition of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term,
      (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any AB Mortgage Loan, none of the Mortgaged Properties are encumbered, and none of the Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the after the Cut-Off Date of the related Mortgage Loan).

47. The Wachovia Co-Lender Agreement is a legal, valid and binding obligation of the related Companion Holder, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).



                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES



EXCEPTION TO REPRESENTATION 8
--------------------------------------------------------------------------------
Loan No.                                 Exception
--------------------------------------------------------------------------------
104  Perkin Elmer - Warwick, RI          This Mortgage Loan is
                                         cross-collateralized and
                                         cross-defaulted with its related
                                         Companion Loan which is not included
                                         in the Mortgage Pool.  In addition,
                                         the Companion Loan is secured by the
                                         same Mortgaged Property and Mortgage
                                         securing its related Mortgage Note.
--------------------------------------------------------------------------------


EXCEPTION TO REPRESENTATION 29
--------------------------------------------------------------------------------
Loan No.                                 Exception
--------------------------------------------------------------------------------
23  Carriage House Apartments            The borrower is not a special purpose
                                         entity.
--------------------------------------------------------------------------------


EXCEPTION TO REPRESENTATION 34
--------------------------------------------------------------------------------
Loan No.                                 Exception
--------------------------------------------------------------------------------
104  Perkin Elmer - Warwick, RI          This Mortgage Loan is
                                         cross-collateralized and
                                         cross-defaulted with its related
                                         Companion Loan which is not included
                                         in the Mortgage Pool.  In addition,
                                         the Companion Loan is secured by the
                                         same Mortgaged Property and Mortgage
                                         securing its related Mortgage Note.
--------------------------------------------------------------------------------

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES


      With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

1. Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

2. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

3. Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

4. To the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (1) there is no material default, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

5. The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

6. The ground lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

7. A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

8. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date.

9. Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

10. The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

11. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                   EXHIBIT A

 MORTGAGE LOAN                                                                                               ZIP
     NUMBER                   PROPERTY NAME                         ADDRESS                 CITY      STATE  CODE        COUNTY
------------------------------------------------------------------------------------------------------------------------------------
       1         One Enterprise Center                    225 Water Street             Jacksonville    FL    32202        Duval
       2         Oak Brook Apartments                     12499 Folsom Boulevard       Rancho Cordova  CA    95742       Placer
       3         Mediterranean Village                    2001 SE 10th Avenue          Ft. Lauderdale  FL    33316       Broward
       6         Broadmoor Towne Center                   2130 - 2280 Southgate Road   Colorado        CO    80906       El Paso
                                                                                       Springs
       7         215 East 23rd Street                     215 East 23rd Street         New York        NY    10010      New York
       8         Maine Crossing                           200 Running Hill Road        South Portland  ME    04106     Cumberland
       14        Sealy Industrial Portfolio               Various                      San Antonio     TX    78238        Bexar
      14.1       Northwest Business Center                7402-7648 Reindeer Trail     San Antonio     TX    78238        Bexar
      14.2       West Loop Business Center                5404 Bandera Road            San Antonio     TX    78238        Bexar
      14.3       Westway Service Center                   1700 Grandstand Drive        San Antonio     TX    78238        Bexar
      14.4       Commerce Center                          7042 Alamo Downs Pkwy        San Antonio     TX    78238        Bexar
       16        Silver Springs Pointe                    N.W. Expressway & Council Rd Oklahoma City   OK    73132      Oklahoma
       20        The Gatsby Apartments                    1515 O Street                Washington      DC    20005     Washington
       22        4403 Donald Douglas                      4403 Donald Douglas Drive    Long Beach      CA    90808     Los Angeles
       23        Carriage House Apartments                3900 Monroe Avenue           Fremont         CA    94536       Alameda
       24        Radisson Hotel & Conference Center       4728 Constitution Avenue     Baton Rouge     LA    70808     East Baton
                 Baton Rouge                                                                                              Rouge
       25        Hemet Valley Center                      3301-3695 West Florida       Hemet           CA    92545      Riverside
                                                          Avenue
       26        Upland Freeway Center                    1348-1440 W. 7th Street      Upland          CA    91786   San Bernardino
       28        Laguna Pavilion Shopping Center          7400 - 7440 Pavillion        Elk Grove       CA    95758     Sacramento
                                                          Boulevard
       29        Perris Towne Centre                      15-138 W. Nuevo Road         Perris          CA    92571      Riverside
       32        Timber Creek Apartments                  820 W. 3900 South            Salt Lake City  UT    84123      Salt Lake
       38        Main Street Station                      1051 E. Broad Street         Fuquay-Varina   NC    27526        Wake
       40        Willow Wood Shoppes                      1141 Wantagh Avenue          Wantagh         NY    11793       Nassau
       42        Austin Creek Apartments                  55 Valle Vista Avenue        Vallejo         CA    94590       Solano
       43        Ming Office Park                         5500 Ming Ave.               Bakersfield     CA    93309        Kern
       46        Santa Maria Commerce Center              230-340 E. Betteravia Road   Santa Maria     CA    93454    Santa Barbara
       47        Mini U Storage                           9425 Snowden River Parkway   Columbia        MD    21046       Howard
       49        Normandy Park Apartments                 11110 North 56th Street      Temple Terrace  FL    33617    Hillsborough
       51        Gateway Courtyard                        1600 Gateway Blvd.           Fairfield       CA    94533       Solano
       61        West Boca Place                          8165-8177 W Glades Rd        Boca Raton      FL    33434     Palm Beach
       62        Bank of America Building                 2000 West Glades Rd.         Boca Raton      FL    33431     Palm Beach
       64        Best Buy - Manchester, CT                120 Slater Road              Manchester      CT    06040   Hartford County
       67        Eagle Lake Business Center III           7351 Kirkwood Lane North     Maple Grove     MN    55369      Hennepin
       69        Southridge Square Shopping Center        1200-1300 E Army Post Road   Des Moines      IA    50315        Polk
       72        Auburn Creek Apartments                  4411 Gardendale Drive        San Antonio     TX    78240        Bexar
       74        Oxnard Commerce Center                   2311 N. Oxnard Blvd.         Oxnard          CA    93030       Ventura
       78        The Abbey Center                         340, 400 & 490 S. Farrell    Palm Springs    CA    92262      Riverside
                                                          Drive
       79        Del Flora Apartments                     30598 Independence Avenue    Redlands        CA    92374   San Bernardino
       83        The Shops at Chippenham Forest South     2400-2560 Sheila Lane        Richmond        VA    23225       City of
                                                                                                                        Richmond
       84        Deerfield Square                         Highway 9 & Windward Parkway Alpharetta      GA    30201       Fulton
       87        Waynesboro Market Place                  11105 Old Buchanan Trail     Waynesboro      PA    17268      Franklin
                                                          East


TABLE (CONTINUED)

 MORTGAGE LOAN    CUT-OFF DATE     MONTHLY P&I   GRACE DAYS
     NUMBER       LOAN BALANCE     PAYMENTS ($)
                  ($)
------------------------------------------------------------
       1          28,477,855.49    194,807.01        7
       2          27,000,000.00    178,002.67        7
       3          25,500,000.00    176,035.28        7
       6          18,973,728.60    128,841.16        7
       7          17,973,862.06    119,633.59        7
       8          17,456,037.76    120,689.30        7
       14         12,700,000.00     86,292.09        7
      14.1
      14.2
      14.3
      14.4
       16         12,090,838.71     83,777.96        10
       20         10,734,951.55     72,533.61        7
       22         10,061,760.11     73,003.49        7
       23         9,991,134.12      63,865.88        7
       24         9,981,940.68      80,559.32        7
       25         9,493,089.57      67,077.10        7
       26         9,375,938.36      64,124.57        7
       28         9,210,000.00      63,611.18        7
       29         9,164,918.88      66,202.16        7
       32         8,700,000.00      56,717.49        7
       38         7,993,298.82      52,634.51        10
       40         7,868,918.49      55,734.80        10
       42         7,631,095.14      48,277.36        7
       43         7,580,545.90      51,845.40        7
       46         7,081,825.77      48,434.52        7
       47         7,000,000.00      51,093.62        7
       49         6,782,961.19      46,965.91        7
       51         6,600,000.00      44,889.41        7
       61         6,000,000.00      39,918.15        7
       62         5,875,948.05      40,689.30        7
       64         5,662,140.68      38,410.55        7
       67         5,500,000.00      38,268.67        7
       69         5,433,830.02      38,293.96        7
       72         5,170,630.97      33,909.66        7
       74         4,987,201.26      34,108.81        7
       78         4,837,585.21      33,085.55        7
       79         4,795,660.73      30,339.27        7
       83         4,596,700.64      32,701.03        7
       84         4,500,000.00      30,423.71        7
       87         4,470,245.39      32,381.75        7

 MORTGAGE LOAN                                              MORTGAGE    NUMBER OF     UNIT OF       ORIGINAL TERM TO
     NUMBER                   PROPERTY NAME                 RATE (%)     UNITS        MEASURE     MATURITY OR ARD (MOS.)
-----------------------------------------------------------------------------------------------------------------------
       1         One Enterprise Center                      7.2700%     318,782        Sq. Ft.             120
       2         Oak Brook Apartments                       6.9100%       304           Units              60
       3         Mediterranean Village                      7.3700%       264           Units              120
       6         Broadmoor Towne Center                     7.1900%     172,965        Sq. Ft.             120
       7         215 East 23rd Street                       6.9900%        74           Units              120
       8         Maine Crossing                             7.3600%     148,672        Sq. Ft.             120
       14        Sealy Industrial Portfolio                 7.2100%     484,369        Sq. Ft.             60
      14.1       Northwest Business Center                              251,125        Sq. Ft.
      14.2       West Loop Business Center                              145,394        Sq. Ft.
      14.3       Westway Service Center                                  59,863        Sq. Ft.
      14.4       Commerce Center                                         27,987        Sq. Ft.
       16        Silver Springs Pointe                      7.4000%     135,028        Sq. Ft.             120
       20        The Gatsby Apartments                      7.1400%        52           Units              120
       22        4403 Donald Douglas                        7.2500%      88,284        Sq. Ft.             94
       23        Carriage House Apartments                  6.6000%       123           Units              120
       24        Radisson Hotel & Conference Center         7.5000%       294           Rooms              120
                 Baton Rouge
       25        Hemet Valley Center                        7.6000%     230,522        Sq. Ft.             120
       26        Upland Freeway Center                      7.2500%     116,029        Sq. Ft.             94
       28        Laguna Pavilion Shopping Center            7.3750%      65,148        Sq. Ft.             120
       29        Perris Towne Centre                        7.2000%     129,048        Sq. Ft.             120
       32        Timber Creek Apartments                    6.8000%       412           Units              120
       38        Main Street Station                        6.8900%     151,980        Sq. Ft.             120
       40        Willow Wood Shoppes                        6.9800%      56,590        Sq. Ft.             120
       42        Austin Creek Apartments                    6.5000%       156           Units              120
       43        Ming Office Park                           7.2500%     117,847        Sq. Ft.             94
       46        Santa Maria Commerce Center                7.2500%      65,844        Sq. Ft.             94
       47        Mini U Storage                             7.3600%      1,129          Units              120
       49        Normandy Park Apartments                   7.3750%       144           Units              120
       51        Gateway Courtyard                          7.2200%      83,282        Sq. Ft.             120
       61        West Boca Place                            7.0000%      58,174        Sq. Ft.             120
       62        Bank of America Building                   6.7300%      59,120        Sq. Ft.             120
       64        Best Buy - Manchester, CT                  7.1800%      44,236        Sq. Ft.             120
       67        Eagle Lake Business Center III             7.4500%      95,260        Sq. Ft.             120
       69        Southridge Square Shopping Center          7.5500%     144,528        Sq. Ft.             120
       72        Auburn Creek Apartments                    6.8500%       224           Units              120
       74        Oxnard Commerce Center                     7.2500%      64,381        Sq. Ft.             94
       78        The Abbey Center                           7.2500%      64,155        Sq. Ft.             94
       79        Del Flora Apartments                       6.5000%       152           Units              120
       83        The Shops at Chippenham Forest South       7.6700%      41,200        Sq. Ft.             120
       84        Deerfield Square                           7.1600%      25,000        Sq. Ft.             120
       87        Waynesboro Market Place                    7.2500%      64,681        Sq. Ft.             120



TABLE (CONTINUED)


 MORTGAGE LOAN        REMAINING TERM TO      STATED MATURITY   ORIGINAL AMORT
     NUMBER         MATURITY OR ARD (MOS.)     DATE OR ARD       TERM (MOS.)
-------------------------------------------------------------------------------
       1                     119               1-Apr-2012           360
       2                      58               1-Mar-2007           360
       3                     120               1-May-2012           360
       6                     118               1-Mar-2012           360
       7                     118               1-Mar-2012           360
       8                     117               1-Feb-2012           360
       14                     60               1-May-2007           360
      14.1
      14.2
      14.3
      14.4
       16                    119               1-Apr-2012           360
       20                    118               1-Mar-2012           360
       22                     91               1-Dec-2009           300
       23                    119               1-Apr-2012           360
       24                    119               1-Apr-2012           240
       25                    119               1-Apr-2012           360
       26                     91               1-Dec-2009           360
       28                    120               1-May-2012           360
       29                    117               1-Feb-2012           300
       32                    119               1-Apr-2012           360
       38                    119               1-Apr-2012           360
       40                    117               1-Feb-2012           300
       42                    119               1-Apr-2012           360
       43                     91               1-Dec-2009           360
       46                     91               1-Dec-2009           360
       47                    120               1-May-2012           300
       49                    117               1-Feb-2012           360
       51                    120               1-May-2012           360
       61                    120               1-May-2012           360
       62                    117               1-Feb-2012           300
       64                    118               1-Mar-2012           360
       67                    120               1-May-2012           360
       69                    116               1-Jan-2012           360
       72                    119               1-Apr-2012           360
       74                     91               1-Dec-2009           360
       78                     91               1-Dec-2009           360
       79                    119               1-Apr-2012           360
       83                    119               1-Apr-2012           360
       84                    120               1-May-2012           360
       87                    118               1-Mar-2012           300

                                                             REMAINING      GROUND       MASTER                 ANTICIPATED
 MORTGAGE LOAN                                              AMORT TERM       LEASE      SERVICING     ARD       REPAYMENT
     NUMBER                   PROPERTY NAME                   (MOS.)         (Y/N)      FEE RATE     LOANS         DATE
----------------------------------------------------------------------------------------------------------------------------
       1         One Enterprise Center                          359            N        0.05000%       Y       1-Apr-2012

       2         Oak Brook Apartments                           360            N        0.05000%       N
       3         Mediterranean Village                          360            N        0.05000%       N
       6         Broadmoor Towne Center                         358            N        0.05000%       N
       7         215 East 23rd Street                           358            N        0.05000%       N
       8         Maine Crossing                                 357            N        0.05000%       N
       14        Sealy Industrial Portfolio                     360            N        0.05000%       N
      14.1       Northwest Business Center
      14.2       West Loop Business Center
      14.3       Westway Service Center
      14.4       Commerce Center
       16        Silver Springs Pointe                          359            N        0.05000%       N
       20        The Gatsby Apartments                          358            N        0.05000%       N
       22        4403 Donald Douglas                            297            Y        0.05000%       N
       23        Carriage House Apartments                      359            N        0.08500%       N
       24        Radisson Hotel & Conference Center             239            N        0.05000%       N
                 Baton Rouge
       25        Hemet Valley Center                            359            Y        0.05000%       N
       26        Upland Freeway Center                          357            N        0.05000%       N
       28        Laguna Pavilion Shopping Center                360            N        0.05000%       N
       29        Perris Towne Centre                            297            N        0.05000%       N
       32        Timber Creek Apartments                        360            N        0.05000%       N
       38        Main Street Station                            359            N        0.05000%       N
       40        Willow Wood Shoppes                            297            N        0.05000%       N
       42        Austin Creek Apartments                        359            N        0.08500%       N
       43        Ming Office Park                               357            N        0.05000%       N
       46        Santa Maria Commerce Center                    357            N        0.05000%       N
       47        Mini U Storage                                 300            N        0.05000%       N
       49        Normandy Park Apartments                       357            N        0.05000%       N
       51        Gateway Courtyard                              360            N        0.05000%       N
       61        West Boca Place                                360            N        0.05000%       N
       62        Bank of America Building                       297            N        0.05000%       N
       64        Best Buy - Manchester, CT                      358            N        0.05000%       Y       1-Mar-2012
       67        Eagle Lake Business Center III                 360            N        0.05000%       N
       69        Southridge Square Shopping Center              356            Y        0.07500%       N
       72        Auburn Creek Apartments                        359            N        0.05000%       N
       74        Oxnard Commerce Center                         357            N        0.05000%       N
       78        The Abbey Center                               357            N        0.05000%       N
       79        Del Flora Apartments                           359            N        0.08500%       N
       83        The Shops at Chippenham Forest South           359            N        0.05000%       N
       84        Deerfield Square                               360            N        0.05000%       N
       87        Waynesboro Market Place                        298            N        0.05000%       N



TABLE (CONTINUED)

 MORTGAGE LOAN
     NUMBER                      ADDITIONAL INTEREST RATE
--------------------------------------------------------------------------
       1           Greater of initial interest rate + 3% or US Treasury
                                     Yield Index + 3%.
       2
       3
       6
       7
       8
       14
      14.1
      14.2
      14.3
      14.4
       16
       20
       22
       23
       24
       25
       26
       28
       29
       32
       38
       40
       42
       43
       46
       47
       49
       51
       61
       62
       64         Greater of 2.50% over the current coupon or 2.50% over
                  the 10 YR Treasury (%), with increases of .25% per
                  year thereafter, and the interest rate also
                  recalculates annually during the hyper-am period
                  increases 0.25% each year.
       67
       69
       72
       74
       78
       79
       83
       84
       87

                                                                                           CROSS
                                                                                      COLLATERALIZED
                                                                                         AND CROSS
 MORTGAGE LOAN                                                LOAN     ENVIRONMENTAL  DEFAULTED LOAN     DEFEASANCE    SECURED
     NUMBER                   PROPERTY NAME                ORIGINATOR    INSURANCE         FLAG             LOAN        BY LC
-----------------------------------------------------------------------------------------------------------------------------------
       1         One Enterprise Center                      Wachovia         N                                Y           N
       2         Oak Brook Apartments                       Wachovia         Y                                Y           N
       3         Mediterranean Village                      Wachovia         N                                Y           N
       6         Broadmoor Towne Center                     Wachovia         N                                Y           N
       7         215 East 23rd Street                       Wachovia         N                                Y           N
       8         Maine Crossing                             Wachovia         N                                Y           N
       14        Sealy Industrial Portfolio                 Wachovia         N                                Y           N
      14.1       Northwest Business Center
      14.2       West Loop Business Center
      14.3       Westway Service Center
      14.4       Commerce Center
       16        Silver Springs Pointe                      Wachovia         N                                Y           N
       20        The Gatsby Apartments                      Wachovia         N                                Y           N
       22        4403 Donald Douglas                        Wachovia         N        Abbey Portfolio II      Y           N
       23        Carriage House Apartments                  Wachovia         N                                Y           N
       24        Radisson Hotel & Conference Center         Wachovia         N                                Y           N
                   Baton Rouge
       25        Hemet Valley Center                        Wachovia         N                                Y           N
       26        Upland Freeway Center                      Wachovia         N        Abbey Portfolio I       Y           N
       28        Laguna Pavilion Shopping Center            Wachovia         N                                Y           N
       29        Perris Towne Centre                        Wachovia         N                                Y           N
       32        Timber Creek Apartments                    Wachovia         N                                N           N
       38        Main Street Station                        Wachovia         N                                Y           N
       40        Willow Wood Shoppes                        Wachovia         N                                Y           N
       42        Austin Creek Apartments                    Wachovia         N                                Y           N
       43        Ming Office Park                           Wachovia         N        Abbey Portfolio I       Y           N
       46        Santa Maria Commerce Center                Wachovia         N        Abbey Portfolio I       Y           N
       47        Mini U Storage                             Wachovia         N                                Y           N
       49        Normandy Park Apartments                   Wachovia         N                                Y           N
       51        Gateway Courtyard                          Wachovia         N                                Y           N
       61        West Boca Place                            Wachovia         N                                Y           N
       62        Bank of America Building                   Wachovia         N                                Y           N
       64        Best Buy - Manchester, CT                  Wachovia         N                                Y           N
       67        Eagle Lake Business Center III             Wachovia         N                                Y           N
       69        Southridge Square Shopping Center          Wachovia         Y                                Y           N
       72        Auburn Creek Apartments                    Wachovia         N                                Y           N
       74        Oxnard Commerce Center                     Wachovia         N        Abbey Portfolio II      Y           N
       78        The Abbey Center                           Wachovia         N        Abbey Portfolio II      Y           N
       79        Del Flora Apartments                       Wachovia         N                                Y           N
       83        The Shops at Chippenham Forest South       Wachovia         N                                Y           N
       84        Deerfield Square                           Wachovia         N                                Y           N
       87        Waynesboro Market Place                    Wachovia         N                                Y           N

[TABLE CONTINUED]

                 INTEREST
 MORTGAGE LOAN    RESERVE
     NUMBER        LOAN       LOCKBOX   REMIC LOAN
----------------------------------------------------
       1             Y       Springing
       2             Y       Springing
       3             Y
       6             Y       Springing
       7             Y       Springing
       8             Y
       14            Y       Springing
      14.1
      14.2
      14.3
      14.4
       16            Y       Springing
       20            Y
       22            Y       Springing
       23            Y
       24            Y

       25            Y
       26            Y       Springing
       28            Y
       29            Y
       32            Y
       38            Y
       40            Y       Springing
       42            Y
       43            Y       Springing
       46            Y       Springing
       47            Y
       49            Y
       51            Y
       61            Y
       62            Y
       64            Y       Springing
       67            Y
       69            Y
       72            Y
       74            Y       Springing
       78            Y       Springing
       79            Y
       83            Y
       84            Y
       87            Y

 MORTGAGE LOAN
     NUMBER                PROPERTY NAME                     ADDRESS                     CITY        STATE ZIP CODE      COUNTY
-----------------------------------------------------------------------------------------------------------------------------------
       89        Walgreens - Burbank, CA            1028 S. San Fernando Blvd.       Burbank          CA    91502      Los Angeles
       92        La Mirada Business Center          14670-14770 E. Firestone Blvd.   La Mirada        CA    90638      Los Angeles
       94        North Delray Commons               SWC US 1 & NE 6th Street         Delray Beach     FL    33483      Palm Beach
       97        Concorde Distribution Center       1889 E. Maule Ave.               Las Vegas        NV    89119         Clark
      100        Fairway Lane Apartments            3979 NW Fairway Lane             Bremerton        WA    98312        Kitsap
      101        Cotton Building                    4645 E. Broadway Rd.             Phoenix          AZ    85040       Maricopa
      103        Park Plaza Apartments              507 Main Street                  Worcester        MA    01608       Worcester
      104        PerkinElmer-Warwick, RI            15 Pioneer Avenue                Warwick          RI    01453         Kent
      106        Orange Commerce Center             1337 Braden Court                Orange           CA    92868        Orange
      108        Chapel Trail Commerce Center III   21011 Johnson St                 Pembroke Pines   FL    33029        Broward
      109        Wal-Mart - Branson, MO             2050 West Highway 76             Branson          MO    65616         Taney
      110        Walgreens - Chicago, IL            1001 West Belmont Avenue         Chicago          IL    60657         Cook
      111        Walgreens - Chaska, MN             110 Hwy 212 East                 Chaska           MN    55318        Carver
      115        Walgreens - Memphis TN             6770 Macon Road                  Memphis          TN    38134        Shelby
      117        The Mark Apartments                125 Lower Woodville Road         Natchez          MS    39120         Adams
      125        Office Depot - Stockbridge, GA     3480 Mt. Zion Rd                 Stockbridge      GA    30281        Clayton
      130        Boca Manor Apts                    2500 N Federal Highway           Boca Raton       FL    33431      Palm Beach
      134        1145 W. I Street                   1145 W. I Street                 Ontario          CA    91762    San Bernardino
      136        Pine Meadows Mobile Estates        3450 S. IH-35                    Waxahachie       TX    75165         Ellis
      141        1161 W. I Street                   1161 W. I Street                 Ontario          CA    91762    San Bernardino
      147        110 Lehigh Ave.                    110 Lehigh Ave.                  Lakewood         NJ    08701         Ocean

[TABLE CONTINUED]

                    CUT-OFF DATE
 MORTGAGE LOAN      LOAN BALANCE   MONTHLY P&I
     NUMBER              ($)       PAYMENTS ($)  GRACE DAYS
--------------------------------------------------------------
       89           4,350,000.00    30,923.80         7
       92           4,159,192.90    30,177.19         7
       94           4,046,712.75    27,081.00         7
       97           3,807,178.08    26,666.17         7
      100           3,594,941.90    24,253.87         7
      101           3,536,635.55    25,751.20         7
      103           3,379,522.28    24,064.99         7
      104           3,301,965.97    24,900.51         0
      106           3,187,884.39    23,129.82         7
      108           2,988,770.22    21,839.07         7
      109           2,982,114.92    27,470.51         7
      110           2,917,918.23    20,818.44         7
      111           2,799,630.13    20,637.88         7
      115           2,500,000.00    18,031.39         7
      117           2,449,626.73    16,621.19         7
      125           2,164,517.11    16,522.15         7
      130           1,993,571.85    13,698.53         7
      134           1,768,355.71    12,921.45         7
      136           1,635,016.65    11,388.61         7
      141           1,220,414.51    8,917.62          7
      147            992,365.27     8,323.59          7

                                                                                                            ORIGINAL
                                                                                                             TERM TO
                                                                                                            MATURITY
 MORTGAGE LOAN                                          MORTGAGE          NUMBER           UNIT OF           OR ARD
     NUMBER                PROPERTY NAME                RATE (%)         OF UNITS          MEASURE           (MOS.)
------------------------------------------------------------------------------------------------------------------------------
       89        Walgreens - Burbank, CA                7.6700%           15,120           Sq. Ft.             60
       92        La Mirada Business Center              7.2500%           82,010           Sq. Ft.             94
       94        North Delray Commons                   7.0500%           34,087           Sq. Ft.             120
       97        Concorde Distribution Center           7.5100%           69,589           Sq. Ft.             120
      100        Fairway Lane Apartments                7.1250%             78              Units              120
      101        Cotton Building                        7.2900%           34,144           Sq. Ft.             120
      103        Park Plaza Apartments                  7.6250%             90              Units              120
      104        PerkinElmer-Warwick, RI                7.6800%           95,720           Sq. Ft.             120
      106        Orange Commerce Center                 7.2500%           29,987           Sq. Ft.             94
      108        Chapel Trail Commerce Center III       7.3300%           55,192           Sq. Ft.             120
      109        Wal-Mart - Branson, MO                 7.3000%           112,000          Sq. Ft.             96
      110        Walgreens - Chicago, IL                7.7000%           20,483           Sq. Ft.             120
      111        Walgreens - Chaska, MN                 7.4300%           13,905           Sq. Ft.             120
      115        Walgreens - Memphis TN                 7.8200%           15,120           Sq. Ft.             120
      117        The Mark Apartments                    7.1700%             96              Units              120
      125        Office Depot - Stockbridge, GA         7.5000%           20,000           Sq. Ft.             120
      130        Boca Manor Apts                        7.0200%             85              Units              120
      134        1145 W. I Street                       7.3300%             51              Units              120
      136        Pine Meadows Mobile Estates            7.4300%             160              Pads              120
      141        1161 W. I Street                       7.3300%             30              Units              120
      147        110 Lehigh Ave.                        8.9000%           29,877           Sq. Ft.             120

[TABLE CONTINUED]

                 REMAINING
                  TERM TO                           ORIGINAL
                 MATURITY           STATED            AMORT
 MORTGAGE LOAN    OR ARD        MATURITY DATE         TERM
     NUMBER       (MOS.)            OR ARD           (MOS.)
------------------------------------------------------------------
       89           60            1-May-2007           360
       92           91            1-Dec-2009           300
       94           119           1-Apr-2012           360
       97           119           1-Apr-2012           360
      100           118           1-Mar-2012           360
      101           117           1-Feb-2012           300
      103           111           1-Aug-2011           360
      104           116          10-Jan-2012           300
      106           91            1-Dec-2009           300
      108           117           1-Feb-2012           300
      109           94            1-Mar-2010           180
      110           119           1-Apr-2012           360
      111           117           1-Feb-2012           300
      115           120           1-May-2012           360
      117           117           1-Feb-2012           360
      125           118           1-Mar-2012           276
      130           117           1-Feb-2012           330
      134           117           1-Feb-2012           300
      136           116           1-Jan-2012           360
      141           117           1-Feb-2012           300
      147           111           1-Aug-2011           300

                                                      REMAINING                    MASTER                    ANTICIPATED
 MORTGAGE LOAN                                       AMORT TERM   GROUND LEASE    SERVICING                   REPAYMENT
     NUMBER                PROPERTY NAME               (MOS.)         (Y/N)       FEE RATE      ARD LOANS       DATE
--------------------------------------------------------------------------------------------------------------------------
       89        Walgreens - Burbank, CA                 360            N         0.05000%          Y        1-May-2007




       92        La Mirada Business Center               297            N         0.05000%          N
       94        North Delray Commons                    359            N         0.05000%          N
       97        Concorde Distribution Center            359            N         0.05000%          N
      100        Fairway Lane Apartments                 358            N         0.05000%          N
      101        Cotton Building                         297            N         0.05000%          N
      103        Park Plaza Apartments                   351            N         0.05000%          N
      104        PerkinElmer-Warwick, RI                 296            N         0.05000%          N
      106        Orange Commerce Center                  297            N         0.05000%          N
      108        Chapel Trail Commerce Center III        297            N         0.05000%          N
      109        Wal-Mart - Branson, MO                  178            N         0.05000%          N
      110        Walgreens - Chicago, IL                 359            N         0.05000%          Y        1-Apr-2012




      111        Walgreens - Chaska, MN                  297            N         0.05000%          Y        1-Feb-2012




      115        Walgreens - Memphis TN                  360            N         0.05000%          Y        1-May-2012




      117        The Mark Apartments                     357            N         0.05000%          N
      125        Office Depot - Stockbridge, GA          274            N         0.05000%          Y        1-Mar-2012


      130        Boca Manor Apts                         327            N         0.05000%          N
      134        1145 W. I Street                        297            N         0.05000%          N
      136        Pine Meadows Mobile Estates             356            N         0.05000%          N
      141        1161 W. I Street                        297            N         0.05000%          N
      147        110 Lehigh Ave.                         291            N         0.05000%          N

[TABLE CONTINUED]


 MORTGAGE LOAN
     NUMBER                    ADDITIONAL INTEREST RATE
-----------------------------------------------------------------------
       89        Greater of 2.50% over the current coupon or 2.50%
                 over the 10 YR Treasury (%), with increases of .25%
                 per year thereafter, and the interest rate also
                 recalculates annually during the hyper-am period
                 increases 0.25% each year.
       92
       94
       97
      100
      101
      103
      104
      106
      108
      109
      110        Greater of 2.50% over the current coupon or 2.50%
                 over the 10 YR Treasury (%), with increases of .25%
                 per year thereafter, and the interest rate also
                 recalculates annually during the hyper-am period
                 increases 0.25% each year.
      111        Greater of 2.50% over the current coupon or 2.50%
                 over the 10 YR Treasury (%), with increases of .25%
                 per year thereafter, and the interest rate also
                 recalculates annually during the hyper-am period
                 increases 0.25% each year.
      115        Greater of 2.50% over the current coupon or 2.50%
                 over the 10 YR Treasury (%), with increases of .25%
                 per year thereafter, and the interest rate also
                 recalculates annually during the hyper-am period
                 increases 0.25% each year.
      117
      125        Greater of 3% plus Note Rate or 3% plus Treasury
                 Constant

      130
      134
      136
      141
      147

                                                                                         CROSS
                                                                                    COLLATERALIZED
                                                                                       AND CROSS
 MORTGAGE LOAN                                           LOAN       ENVIRONMENTAL   DEFAULTED LOAN      DEFEASANCE        SECURED
     NUMBER                PROPERTY NAME              ORIGINATOR      INSURANCE          FLAG              LOAN            BY LC
-----------------------------------------------------------------------------------------------------------------------------------
       89        Walgreens - Burbank, CA               Wachovia           N                                  Y               N
       92        La Mirada Business Center             Wachovia           Y        Abbey Portfolio II        Y               N
       94        North Delray Commons                  Wachovia           N                                  Y               N
       97        Concorde Distribution Center          Wachovia           N                                  Y               N
      100        Fairway Lane Apartments               Wachovia           N                                  Y               N
      101        Cotton Building                       Wachovia           N                                  Y               N
      103        Park Plaza Apartments                 Wachovia           N                                  Y               N
      104        PerkinElmer-Warwick, RI               Wachovia           N                                  Y               N
      106        Orange Commerce Center                Wachovia           N        Abbey Portfolio I         Y               N
      108        Chapel Trail Commerce Center III      Wachovia           N                                  Y               N
      109        Wal-Mart - Branson, MO                Wachovia           N                                  Y               N
      110        Walgreens - Chicago, IL               Wachovia           N                                  Y               N
      111        Walgreens - Chaska, MN                Wachovia           N                                  Y               N
      115        Walgreens - Memphis TN                Wachovia           N                                  Y               N
      117        The Mark Apartments                   Wachovia           N                                  Y               N
      125        Office Depot - Stockbridge, GA        Wachovia           N                                  Y               N
      130        Boca Manor Apts                       Wachovia           N                                  Y               N
      134        1145 W. I Street                      Wachovia           N                                  Y               N
      136        Pine Meadows Mobile Estates           Wachovia           N                                  Y               N
      141        1161 W. I Street                      Wachovia           N                                  Y               N
      147        110 Lehigh Ave.                       Wachovia           N                                  Y               N

[TABLE CONTINUED]



                     INTEREST
 MORTGAGE LOAN       RESERVE
     NUMBER            LOAN     LOCKBOX   REMIC LOAN
------------------------------------------------------
       89               Y      Springing
       92               Y      Springing
       94               Y
       97               Y
      100               Y
      101               Y
      103               Y
      104               Y        Day 1
      106               Y      Springing
      108               Y
      109               Y        Day 1
      110               Y      Springing
      111               Y        Day 1
      115               Y      Springing
      117               Y
      125               Y      Springing
      130               Y
      134               Y
      136               Y
      141               Y
      147               Y

                                    EXHIBIT B

Mortgage Loan Purchase Agreement, dated as of May 11, 2002.

CERTIFICATES:
------------

Wachovia Bank Commercial Mortgage Trust
  Commercial Mortgage Pass-Through Certificates, Series 2002-C1

--------------------------------------------------------------------------------
                                         Aggregate Certificate
                                          Principal Balance or
                    Initial Aggregate     Percentage Interest
      Class       Certificate Principal      of Class to be        Aggregate
   Designation       Balance of Class      Retained by Seller    Purchase Price
--------------------------------------------------------------------------------
       Z-I                 N/A                    100%                  $0
--------------------------------------------------------------------------------

                                      B-1